Exhibit 10.12

Ms. Oates' Change in Control Agreement with the Company is substantially the same as the Change in Control Agreement with Company in Exhibit 10.4, which is incorporated herein by reference except as to the name of the signatory, which is Marylea R. Oates.

Ms. Oates' Change in Control Agreement with BFS is substantially the same as the Change in Control Agreement with BFS in Exhibit 10.4, which is incorporated herein by reference except as to the names of the signatory, which is Marylea R. Oates.